UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2025

VYOME HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvard Square, One Mifflin Place, Suite 400 Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 832-8147

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HIND	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on August 15, 2025, Vyome Holdings, Inc. (f/k/a ReShape Lifesciences Inc.) (the “Company”) completed the previously announced merger pursuant to the Agreement and Plan of Merger, dated as of July 8, 2024, as amended (the “Merger Agreement”), by and among the Company, Raider Lifesciences Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Vyome Therapeutics, Inc. (“Vyome”). Pursuant to the Merger Agreement, Merger Sub merged with and into Vyome, with Vyome surviving the merger as a subsidiary of the Company (the “Merger”). As a result of the Merger, the Company was renamed “Vyome Holdings, Inc.” and Vyome continued under its name as Vyome Therapeutics, Inc., in each case effective before the open of trading on August 15, 2025.

This Current Report on Form 8-K is being filed to provide (1) Vyome’s financial statements for the quarter ended June 30, 2025, filed as Exhibit 99.1 hereto; (2) Vyome’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the quarter ended June 30, 2025, filed as Exhibit 99.2 hereto; and (3) unaudited pro forma condensed combined financial statements giving effect to the Merger, filed as Exhibit 99.3 hereto; so that such information is incorporated by reference into the Company’s shelf registration statement on Form S-3 (File No. 333-287168) filed with the Securities and Exchange Commission on May 9, 2025 under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Financial Statements of Vyome for the quarter ended June 30, 2025
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vyome for the quarter ended June 30, 2025
99.3	Unaudited Pro Forma Condensed Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYOME HOLDINGS, INC.

September 2, 2025	By:	/s/ Venkat Nelabhotla
	Name:	Venkat Nelabhotla
	Title:	President & Chief Executive Officer

2